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Exhibit 10.1.7

EIGHTH AMENDMENT TO THE
AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT OF
THE MACERICH PARTNERSHIP, L.P

    THIS EIGHTH AMENDMENT (the "Amendment") TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT DATED AS OF MARCH 16, 1994, AMENDED AS OF AUGUST 14, 1995, FURTHER AMENDED AS OF JUNE 27, 1997, FURTHER AMENDED AS OF NOVEMBER 16, 1997, FURTHER AMENDED AS OF FEBRUARY 25, 1998, FURTHER AMENDED AS OF FEBRUARY 26, 1998, FURTHER AMENDED AS OF JUNE 17, 1998, AND FURTHER AMENDED AS OF DECEMBER 23, 1998 (the "Agreement") OF THE MACERICH PARTNERSHIP, L.P. (the "Partnership") is made and entered into effective as of November 9, 2000.

    WHEREAS, the General Partner on behalf of the Partnership and on its own behalf is contemplating a repurchase of shares of the Common Stock of the General Partner which would enable and be funded by a simultaneous redemption of a number of Common Units held by the General Partner at the price paid for the repurchased shares in the manner described below;

    WHEREAS, the General Partner and Partnership will effect such repurchase and redemption if they determine such transactions to be in the best interest of the Partnership, the Partners and the stockholders of the General Partner, as applicable; and

    WHEREAS, it is proposed that the Agreement be amended in accordance with the provisions thereof.

    NOW, THEREFORE, pursuant to the authority granted to the General Partner under the Agreement, in its capacity as General Partner and as a holder of a 1% Percentage Interest as General Partner and a 79% Percentage Interest as a Limited Partner in the Partnership, the Agreement is hereby amended as follows:

    1.  Amendment to Article IX:  The caption of Article IX is changed to "Redemptions"; and a new section 9.2 is added to the Agreement immediately following Section 9.1 thereof as follows:

      9.2  Redemption on Share Repurchase.  Notwithstanding anything herein to the contrary, the General Partner is hereby authorized to cause the Partnership to redeem for cash Common Units from the General Partner, in connection and simultaneous with any repurchase by the General Partner of Shares, at the price paid for the repurchased Shares. The number of such Common Units will equal the number of repurchased Shares divided by the Conversion Factor and the aggregate redemption price of the Common Units will be in an amount necessary to provide the General Partner with an amount in cash equal to the aggregate price paid by the General Partner to repurchase the Shares.

    2.  Conforming Clarifications to Sections 6.2.

      (a) Section 8.1 is amended to add to the beginning thereof the phrase "Except in the case of a redemption authorized pursuant to Section 9.2," and decapitalizing the word "The" which follows; and

      (b) Section 6.2 is amended by deletion of the "and" after clause (i) thereof, adding "; and" after clause (j) thereof, and adding a new clause (k) as follows:

        (k) To take other action not inconsistent with applicable law expressly contemplated by other provisions of this Agreement."

    3.  Defined Terms and Recitals.  As used in this Amendment, capitalized terms used and defined in this Amendment shall have the meaning assigned to them in this Amendment, and capitalized terms used in this Amendment but not defined herein, shall have the meaning assigned to them in the Agreement.

    4.  Ratification and Confirmation.  Except to the extent specifically amended by this Amendment, the terms and provisions of the Agreement, as previously amended, are hereby ratified and confirmed.

    5.  Notice.  The General Partner shall give notice of this Amendment to the Partners as required by Section 12.1(b) of the Agreement.

    IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date first above mentioned in its capacity as General Partner and as the holder of a 1% Percentage Interest as General Partner and a 79% Percentage Interest as a Limited Partner.

THE MACERICH COMPANY
By:
Richard A. Bayer Executive Vice President, General Counsel and Secretary

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Exhibit 10.1.7
EIGHTH AMENDMENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF THE MACERICH PARTNERSHIP, L.P